                                             UAM Funds
                                             Funds for the Informed Investor/sm/

The McKee Portfolios
Annual Report                                                   October 31, 2001
--------------------------------------------------------------------------------



                                                                      [LOGO] UAM

UAM FUNDS                                                       McKEE PORTFOLIOS
                                                                OCTOBER 31, 2001
--------------------------------------------------------------------------------
                          TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments

   Domestic Equity ........................................................   12

Statements of Net Assets

   International Equity ...................................................   15

   Small Cap Equity .......................................................   20

Statement of Assets and Liabilities -- Domestic Equity ....................   24

Statements of Operations ..................................................   25

Statements of Changes in Net Assets

   Domestic Equity ........................................................   26

   International Equity ...................................................   27

   Small Cap Equity .......................................................   28

Financial Highlights

   Domestic Equity ........................................................   29

   International Equity ...................................................   30

   Small Cap Equity .......................................................   31

Notes to Financial Statements .............................................   32

Report of Independent Accountants .........................................   40
--------------------------------------------------------------------------------

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

October 31, 2001

Dear Shareholders:

McKee Domestic Equity Portfolio

The Portfolio had a negative return of 7.91% for the year ended October 31, 2001. Results were significantly higher than its benchmark's the S&P 500 Composite Index, return of negative 24.90% for the same period.

Economic and Market Perspective

Company profits continued to decline in the third quarter. The market fell in the wake of the September 11th tragedy. The decline can be attributed to lost business and a larger recession than previously expected. The economy is still slowing, and expectations for its growth in the next six to twelve months remain low. Wall Street has started reducing earnings numbers for 2002 but is still forecasting double-digit growth rates over the next five years. The market, although off approximately 24.9% during the past twelve months, is still trading at above historic market multiples, especially the top 50 market capitalized stocks. We project the annualized earnings growth rate of the S&P 500 to be in the 5%-8% range over the next five years. We also believe that growth rates and valuations must come down further before the market can recover.

Performance

In exceeding the benchmark's return by 1,699 basis points, the Portfolio continued to benefit from its relative overweighting in energy. In addition, the Portfolio benefited from stock selection in the consumer cyclicals and health care sectors. Stock selection in transportation hurt performance.

AutoZone, Triton Energy and H & R Block were the best performing stocks in the Portfolio. However, Corning, Digex and Sandisk proved detrimental to total return.

Portfolio Structure

As of October 31, 2001, the Portfolio held approximately 36 stocks. The Portfolio continues to reflect our belief in the importance of valuation. Our selections have favorable ratios of enterprise value to earnings before interest, depreciation and amortization, and price/earnings to growth. The Portfolio remains underweighted in mega-cap stocks and slightly overweighted in attractively valued stocks including technology and utilities. The ten largest holdings by industry and company are listed on the following page.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                    Largest Holdings By Industry                         % of
             Percent of Net Assets at October 31, 2001                Portfolio
                                                                     -----------
   Oil -- International Integrated .................................     7.59
   Telecommunications -- Long Distance .............................     6.86
   Electrical Equipment ............................................     6.45
   Retail -- Department Stores .....................................     4.83
   Oil & Gas -- Exploration & Production ...........................     4.81
   Healthcare -- Drug ..............................................     4.64
   Computers -- Software & Services ................................     4.58
   Banks -- Major Regional .........................................     4.49
   Computers -- Peripherals ........................................     4.28
   Tobacco .........................................................     4.00

                    Largest Holdings By Company                          % of
             Percent of Net Assets at October 31, 2001                Portfolio
                                                                     -----------
   May Department Stores ...........................................     4.59
   Anadarko Petroleum ..............................................     4.44
   Pharmacia .......................................................     4.33
   Symantec ........................................................     4.28
   EMC-Mass ........................................................     4.07
   Exxon Mobil .....................................................     3.84
   SBC Communications ..............................................     3.71
   Philip Morris ...................................................     3.64
   General Electric ................................................     3.54
   Boston Scientific ...............................................     3.54

Outlook

We believe value will continue to outperform growth over the next twelve months as earnings stabilize but growth projections decline. Based on current earnings and potential growth rates, many mega-cap growth stocks are still overvalued, limiting any upside potential for the next several years. We are emphasizing companies with attractive valuations, attainable growth rates and strong free cash flow.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

McKee International Equity Portfolio

The Portfolio had a negative return of 20.22% for the year ended October 31, 2001. The results surpassed the return from its benchmark the Morgan Stanley Capital International EAFE Index, but were disappointing nevertheless.

Economic and Market Perspective

Global equity markets declined significantly over the past 12 months. Technology, media, and telecommunications (TMT) stocks were especially weak as their valuation bubble burst. Equity prices also suffered from declining earnings forecasts as slowing economic growth took its toll on corporate profits. The events of September 11th served to exacerbate the slowdown. By October, it was evident that the U.S. and Japanese economies were in recession and that Germany was growing marginally at best. In response, central banks led by the U.S. Federal Reserve lowered interest rates. However, both the European Central Bank and the Bank of England were far less aggressive than the Federal Reserve. Lower tax revenue and higher government spending produced widening budget deficits. Inflation remained well contained helped by lower energy prices. Currencies were mixed with respect to the dollar as the Yen fell 10%, the Euro rose 6% and the British pound was unchanged.

Performance

The Portfolio's return of negative 20.22% was significantly better than the negative 25.00% return for it's benchmark the Morgan Stanley Capital International EAFE Index. The Portfolio benefited from underweights in Japan and Finland and from overweights in Ireland and Portugal. Underweights in Australia and the United Kingdom were detrimental to performance. Currency had a positive impact on the Portfolio as it was overexposed to the Euro and underexposed to the Yen. Emerging markets had a modest positive impact on relative return.

Stock and industry sector selection accounted for the majority of the Portfolio's gain versus its benchmark. Under-exposure to TMT was a major positive contributor as these stocks retreated from their irrationally high valuation levels of the spring of 2000. The Portfolio gained from its above benchmark exposure to energy and financial services. Two of the Portfolio's energy holdings were acquired at significant premiums during the period.

The Portfolio was hurt by its overweight in capital equipment, even though stock selection in the sector was well above average. Poor stock selection within the consumer goods sector was another negative.

Portfolio Structure

As of October 31, 2001, the Portfolio was invested in 21 countries. Europe, including Scandinavia, accounted for over two-thirds of the equity holdings. Though the U.K. and Japan represent the largest country weightings, both are underweighted with respect to the benchmark index. Emerging market countries, which are not included in EAFE, account for approximately 5% of equity investment. The Portfolio holds positions in 24 different industries with only banking and petroleum & fuel products above 10% of equities. On October 31, 2001, the Portfolio held 69 companies. Listed on the following page are the ten largest holdings by country and company as of October 31, 2001.

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UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                         Largest Holdings By Country
                   Percent of Net Assets at October 31, 2001

                                                           % of         % of
                                                        Portfolio     Benchmark
                                                       -----------   -----------
U.K. .................................................    21.05         23.28
Japan ................................................    16.78         22.90
France ...............................................     9.38         11.15
Germany ..............................................     8.08          7.85
Netherlands ..........................................     5.74          5.49
Switzerland ..........................................     5.07          7.14
Spain ................................................     4.35          3.13
Sweden ...............................................     2.48          2.18
Italy ................................................     2.44          4.53
Taiwan ...............................................     2.04

                         Largest Holdings By Company                    % of
                   Percent of Net Assets at October 31, 2001          Portfolio
                                                                     -----------
BP ...................................................................   2.88
Total Fina Elf .......................................................   2.78
GlaxoSmithKline ......................................................   2.66
Taiwan Semiconductor .................................................   2.04
Swiss Reinsurance ....................................................   1.95
Barclays .............................................................   1.88
UBS AG ...............................................................   1.81
Shell Transport & Trading ............................................   1.78
AXA ..................................................................   1.73
HSBC Holdings ........................................................   1.71

Outlook

Near term, there are few visible signs of renewed global economic growth and corporate earnings remain disappointing. International terrorism is a significant exogenous variable. Despite optimism in the wake of the spring election, Japan continues to struggle with deflation. However, global interest rate cuts, expansionary fiscal policies, and lower energy costs will eventually produce faster economic growth and higher corporate profits. Even the fight against terrorism could have beneficial side effects if greater international cooperation leads to improved trade and pro-growth policies. Equity markets are likely to discount these developments in advance. The declines in world stock prices over the past twelve months have lowered valuation levels and selected markets now appear inexpensive. International equity returns have been well below normal for the past 24 months creating significant rebound potential when the world economies recover.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

McKee Small Cap Equity Portfolio

The Portfolio had a negative return of 17.31% for the year ended October 31, 2001. The results, which were below those of its benchmark the Russell 2000 Index, reflected poor performance by investments in the producer durables and financial services sectors. However, we believe the market should continue its trends that favors the small cap value sector.

Economic and Market Perspective

The fundamental market change that began after the NASDAQ's peak in March 2000 continued into late 2001. This had mixed effects on small cap stocks, generally favoring more defensive companies and industries. As the bubble in the valuation of mega-capitalization and technology stocks burst, the market favored small cap stocks after several years of neglect. Value stocks outperformed growth stocks by a wide margin. Value stocks generated a positive return for the 12 month period, compared to a double digit negative return for growth stocks. However, the trend has begun to reverse since the events of September 11th. The mathematical probability of continuing interest rate decreases has been greatly reduced given the interest rate cuts that have already occurred. The Federal Reserve is trying to change the conditions they set in place to reverse the broad market decline they brought about. The current outlook is helped by lower interest rates and energy prices but the soft economy and continued uncertainty regarding earnings dampen enthusiasm for stocks. Add to that the greater possibility of non-market negative events from the world's political landscape and continued investor caution and you have a market ripe with opportunities and pitfalls. All that took a toll on a great number of small value stocks, including many in the consumer discretionary and technology sectors.

Performance

The Portfolio underperformed the benchmark, Russell 2000 Index, which returned a negative 12.70% for the year ended October 31, 2001. Relative results were hurt by investments in several industries-computer services & software, electronics, telecommunications equipment, chemicals and leisure time--where the Portfolio was overweighted compared to the benchmark and simultaneously underperformed by a wide margin. A technology services company, Rare Medium Group, an aerospace company, BE Aerospace and a biotechnology company, Gliatech, particularly hurt returns.

Investments in the utility sector, notably the electrical utility and the energy sector, which were overweighted compared to the benchmark, made the biggest contribution to relative return. A telecom utility, Intermedia Communications and a retailer, Ross Stores, were the largest individual contributors to the Portfolio's performance.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Portfolio Structure

We cut the number of names held by two-thirds to allow closer scrutiny and quicker responses to market change. As part of the changes we have reduced exposure in the technology, financial services and producer durables sectors and increased positions in consumer discretionary, utilities and health care.

At October 31, 2001, the Portfolio held 65 stocks. The consumer discretionary sector accounted for approximately 26% of Portfolio assets, utilities for 19% and financial services for approximately 11%. Utilities, consumer discretionary and energy, respectively, were also the most overweighted, compared to the benchmark index. The financial services and technology sectors were the most underweighted, comparatively. The top ten industries and companies as of October 31, 2001 are listed below.

                        Largest Holdings By Industry                    % of
                  Percent of Net Assets at October 31, 2001          Portfolio
                                                                    -----------
Utilities -- Electrical ........................................        9.56
Restaurants ....................................................        5.71
Utilities -- Telecommunications ................................        5.68
Retail .........................................................        4.60
Drugs & Pharmaceuticals ........................................        4.59
Banks -- Outside New York City .................................        4.41
Utilities -- Gas Distribution ..................................        4.00
Oil -- Crude Producers .........................................        3.88
Computer Services & Software ...................................        3.86
Advertising Agencies ...........................................        3.04

                        Largest Holdings By Company                     % of
                  Percent of Net Assets at October 31, 2001          Portfolio
                                                                    -----------
Conectiv .......................................................        3.48
Applebees International ........................................        3.33
Be Free ........................................................        2.87
RGS Energy Group ...............................................        2.83
WorldCom-MCI Group .............................................        2.62
Black & Decker .................................................        2.44
Kadant .........................................................        2.40
Ross Stores ....................................................        2.31
AmerUs Group ...................................................        2.23
Callaway Golf ..................................................        2.11

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Outlook

The prospect for small cap value stocks continues to be more advantageous relative to large cap stocks. Interest rates may possibly be cut one or two more times by the Federal Reserve. Eventually, the economy should stabilize and start to recover, although at a lower growth rate, than the recent past. Capital availability, especially to small, profitable companies should improve, providing an above average opportunity for growth. The greater uncertainty in the current environment should provide greater opportunities, especially for smaller companies as they should be able to capitalize on such opportunities in a more timely manner. More importantly, large cap stocks should remain out of favor as they struggle with finding meaningful growth while still trading at higher multiples. While we expect considerable volatility ahead in the small cap segment of the market, we anticipate improvements for rational and patient investors.


Yours truly,

/s/ Eugene M. Natali

Eugene M. Natali
C.S. McKee Chief Executive Officer


   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                     Definition of the Comparative Indices
                     -------------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Composite Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance
                            would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment
--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                       Since
 1 Year                               5 Years                         3/2/95*
--------------------------------------------------------------------------------
(7.91)%                                6.97%                           10.32%
--------------------------------------------------------------------------------

                                    [CHART]

Initial Investment Date       3/2/95   Oct 95   Oct 96   Oct 97   Oct 98   Oct 99   Oct 00   Oct 01
-----------------------       ------   ------   ------   ------   ------   ------   ------   ------
McKee Domestic Equity Fund    $10,000  $11,514  $13,737  $17,990  $18,594  $21,153  $20,891  $19,238
S&P 500 Composite Index       $10,000  $12,128  $15,048  $19,878  $24,251  $30,477  $32,333  $24,282

Index start date:             2/28/95
-----------------             -------

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 2/28/95.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's 35000 total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been 20000 lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 8.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment
--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                       Since
 1 Year                               5 Years                         5/26/94*
--------------------------------------------------------------------------------
(20.22)%                               4.47%                            4.30%
--------------------------------------------------------------------------------

                                    [CHART]

Initial Investment Date           5/26/94   Oct 94   Oct 95   Oct 96   Oct 97   Oct 98   Oct 99   Oct 00   Oct 01
-----------------------           -------   ------   ------   ------   ------   ------   ------   ------   ------
McKee International Equity Fund   $10,000   $10,431  $10,151  $10,992  $13,225  $13,381  $17,439  $17,144  $13,678
Morgan Stanley MSCI EAFE Index    $10,000   $10,490  $10,452  $11,548  $12,082  $13,247  $16,298  $15,815  $11,861

Index Start Date:                 5/31/94
-----------------                 -------

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 5/31/94.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 8.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment
--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                   Since
             1 Year                                               11/4/97*
--------------------------------------------------------------------------------
            (17.31)%                                              (9.56)%
--------------------------------------------------------------------------------

                                    [CHART]

Initial Investment Date      11/4/97   Oct 98   Oct 99   Oct 00   Oct 01
-----------------------      -------   ------   ------   ------   ------
McKee Small Cap Equity Fund  $10,000   $8,464   $8,533   $8,099   $6,697
Russell 2000 Index           $10,000   $8,815   $10,126  $11,889  $10,379

Index start date:            10/31/97
-----------------            --------

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 10/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 8.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCK -- 91.0%

                                                          Shares        Value
                                                        ----------   -----------
AEROSPACE & DEFENSE -- 3.6%
  Boeing ............................................      2,550     $   83,130
  Honeywell International ...........................      3,400        100,470
                                                                     ----------
BANKS -- 8.0%
  Bank of America ...................................      1,350         79,636
  FleetBoston Financial .............................      2,350         77,221
  JP Morgan Chase ...................................      2,630         92,997
  SunTrust Banks ....................................      1,700        101,762
  Washington Mutual .................................      2,000         60,380
                                                                     ----------
                                                                        411,996
                                                                     ----------
COMPUTERS & SERVICES -- 9.9%
   Compaq Computer ..................................      9,000         78,750
   EMC-Mass* ........................................     17,000        209,440
   Symantec* ........................................      4,000        219,960
                                                                     ----------
                                                                        508,150
                                                                     ----------
CONSUMER DURABLES -- 3.6%
   General Electric .................................      5,000        182,050
                                                                     ----------
CONSUMER PRODUCTS -- 2.2%
   Fortune Brands ...................................      3,000        110,550
                                                                     ----------
DRUGS -- 4.3%
   Pharmacia ........................................      5,500        222,860
                                                                     ----------
ELECTRICAL SERVICES & EQUIPMENT -- 4.0%
   Emerson Electric .................................      2,550        125,001
   Exelon ...........................................      1,850         77,830
                                                                     ----------
                                                                        202,831
                                                                     ----------
ENERGY -- 2.7%
   Enron ............................................     10,000        139,000
                                                                     ----------
FINANCIAL SERVICES -- 4.1%
   H & R Block ......................................      3,100        105,648
   Merrill Lynch ....................................      1,650         72,122
   PNC Financial Services Group .....................        600         32,940
                                                                     ----------
                                                                        210,710
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------
COMMON STOCK -- continued

                                                             Shares          Value
                                                            --------     -----------
FOOD, BEVERAGE & TOBACCO -- 8.1%
   Kroger* .............................................       2,650     $    64,819
   Philip Morris .......................................       4,000         187,200
   Sara Lee ............................................       7,412         165,213
                                                                         -----------
                                                                             417,232
                                                                         -----------
INSURANCE -- 1.8%
   Hartford Financial Services Group ...................       1,750          94,500
                                                                         -----------
MEDICAL PRODUCTS & SERVICES -- 6.3%
   Boston Scientific* ..................................       8,000         181,920
   Tenet Healthcare*  ..................................       2,500         143,800
                                                                         -----------
                                                                             325,720
                                                                         -----------
PETROLEUM & FUEL PRODUCTS -- 4.4%
   Anadarko Petroleum ..................................       4,000         228,200
                                                                         -----------
PETROLEUM REFINING -- 10.0%
   ChevronTexaco .......................................       1,848         163,640
   Conoco ..............................................       5,900         151,630
   Exxon Mobil .........................................       5,000         197,250
                                                                         -----------
                                                                             512,520
                                                                         -----------
RETAIL -- 4.6%
   May Department Stores ...............................       7,500         235,875
                                                                         -----------
STEEL & STEEL WORKS -- 2.8%
   Alcoa ...............................................       4,500         145,215
                                                                         -----------
TELEPHONES & TELECOMMUNICATION -- 10.6%
   AT&T  ...............................................       6,075          92,644
   Corning .............................................       3,501          28,218
   SBC Communications ..................................       5,000         190,550
   WorldCom-MCI Group ..................................      14,118         167,298
   WorldCom-WorldCom Group .............................       5,000          67,250
                                                                         -----------
                                                                             545,960
                                                                         -----------
   TOTAL COMMON STOCK
     (Cost $4,785,848) .................................                   4,676,969
                                                                         -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES -- 2.2%

                                                        Shares         Value
                                                       --------     -----------
John Hancock Bank and Thrift Opportunity Fund ......      8,400     $    66,192
meVC Draper Fisher Jurvetson Fund I ................      5,100          47,175
                                                                    -----------
TOTAL REGISTERED INVESTMENT COMPANIES
   (Cost $117,571) .................................                    113,367
                                                                    -----------

SHORT-TERM INVESTMENT -- 3.5%
                                                        Face
                                                       Amount
                                                      ---------
REPURCHASE AGREEMENT -- 3.5%

   JP Morgan Chase Securities, Inc. 2.40%,
      dated 10/31/01, due 11/01/01, to be
      repurchased at $181,012,
      collateralized by $155,679 of
      various U.S. Treasury Obligations
      valued at $187,098 (Cost $181,000) ...........   $181,000         181,000
                                                                    -----------
   TOTAL INVESTMENTS -- 96.7%
        (Cost $5,084,419)(a) .......................                  4,971,336
                                                                    -----------
WRITTEN OPTIONS -- (0.3%)

                                                      Contracts
                                                      ---------
Symantec November 2001, 55 Call* ...................        (40)        (12,400)
Worldcom December 2001, 20 Call* ...................        (40)           (624)
                                                                    -----------
TOTAL WRITTEN OPTIONS
   (Premiums Received -$24,359) ....................                    (13,024)
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -- 3.6% ..........                    183,921
                                                                    -----------
TOTAL NET ASSETS -- 100.0% .........................                $ 5,142,233
                                                                    ===========

*   Non-Income Producing Security
(a) The cost for federal income tax purposes was $5,318,427. At October 31, 2001, net unrealized depreciation for all securities (excluding written options) based on tax cost was $347,091. This consisted of aggregate gross unrealized appreciation for all securities of $282,706 and aggregate gross unrealized depreciation for all securities of $629,797.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
FOREIGN COMMON STOCK -- 90.0%


                                                           Shares         Value
                                                          --------     -----------
AUSTRALIA -- 2.0%
   News ............................................       100,000     $   690,293
   Westpac Banking .................................       250,000       1,867,020
                                                                       -----------
                                                                         2,557,313
                                                                       -----------
BELGIUM -- 1.3%
   Fortis (B) ......................................        70,000       1,651,884
                                                                       -----------
CANADA -- 1.1%
   Alcan ...........................................        45,000       1,381,255
                                                                       -----------
FINLAND -- 0.8%
   Nokia OYJ .......................................        50,000       1,046,163
                                                                       -----------
FRANCE -- 9.4%
   AXA .............................................       100,000       2,188,701
   BNP Paribas .....................................        25,000       2,080,617
   Cie de Saint-Gobain .............................        13,000       1,809,056
   Suez ............................................        55,000       1,730,380
   Technip-Coflexip ................................         4,878         551,838
   TotalFinaElf ....................................        25,000       3,512,730
                                                                       -----------
                                                                        11,873,322
                                                                       -----------
GERMANY -- 8.1%
   Allianz .........................................         8,000       1,879,941
   BASF ............................................        40,000       1,347,447
   Bayer ...........................................        35,000       1,027,699
   Bayerische Hypo-und Vereinsbank .................        50,000       1,517,679
   Commerzbank .....................................        37,281         611,138
   E.ON ............................................        30,000       1,553,707
   Schering ........................................        25,000       1,283,497
   Siemens .........................................        21,000       1,000,588
                                                                       -----------
                                                                        10,221,696
                                                                       -----------
HONG KONG -- 1.5%
   Henderson Land Development ......................       600,000       1,926,923
                                                                       -----------
IRELAND -- 1.4%
   Elan ADR* .......................................        38,000       1,734,700
                                                                       -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- continued


                                                              Shares         Value
                                                             --------     -----------
ITALY -- 2.4%
   Fiat ...................................................   110,000     $ 1,793,294
   Telecom Italia* ........................................   155,000       1,294,171
                                                                          -----------
                                                                            3,087,465
                                                                          -----------
JAPAN -- 16.8%
   Canon ..................................................    60,000       1,745,027
   East Japan Railway .....................................       300       1,747,478
   Hitachi ................................................   240,000       1,637,188
   Komatsu ................................................   550,000       1,680,487
   Kubota .................................................   600,000       1,901,883
   Matsushita Electric Industrial .........................   110,000       1,303,051
   Mitsubishi Tokyo Financial Group* ......................       200       1,486,867
   Nippon Meat Packers ....................................   185,000       1,685,184
   Osaka Gas ..............................................   550,000       1,662,514
   Sony ...................................................    42,000       1,588,661
   Toyota Motor ...........................................    57,300       1,390,311
   UFJ Holdings* ..........................................       300       1,338,181
   Yamanouchi Pharmaceutical ..............................    70,000       2,075,896
                                                                          -----------
                                                                           21,242,728
NETHERLANDS -- 5.7%
   Aegon ..................................................    55,000       1,382,124
   Akzo Nobel .............................................    33,000       1,353,887
   Koninklijke Ahold ......................................    55,000       1,548,573
   Koninklijke Philips Electronics ........................    50,614       1,150,642
   Unilever ...............................................    35,000       1,834,726
                                                                          -----------
                                                                            7,269,952
                                                                          -----------
PHILIPPINES -- 1.0%
   Philippine Long Distance Telephone .....................   180,000       1,316,651
                                                                          -----------
PORTUGAL -- 1.1%
   Portugal Telecom SGPS* .................................   178,000       1,410,856
                                                                          -----------
SINGAPORE -- 0.7%
   Singapore Airlines .....................................   200,000         926,383
                                                                          -----------
SOUTH KOREA -- 1.6%
   Samsung Electronics ....................................    15,000       2,009,652
                                                                          -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- continued


                                                                   Shares         Value
                                                                  --------     -----------
SPAIN -- 4.4%
   Banco Bilbao Vizcaya Argentaria ...........................     145,000     $ 1,623,377
   Endesa ....................................................      80,000       1,224,952
   Repsol YPF ................................................     100,000       1,450,127
   Telefonica* ...............................................     100,000       1,201,534
                                                                               -----------
                                                                                 5,499,990
                                                                               -----------
SWEDEN -- 2.5%
   Electrolux, Series B ......................................     150,000       1,805,394
   Nordea ....................................................     300,000       1,328,028
                                                                               -----------
                                                                                 3,133,422
                                                                               -----------
SWITZERLAND -- 5.1%
   Nestle B-Shares ...........................................       8,000       1,660,849
   Swiss Reinsurance .........................................      24,000       2,469,227
   UBS* ......................................................      49,200       2,288,407
                                                                               -----------
                                                                                 6,418,483
                                                                               -----------
TAIWAN -- 2.0%
   Taiwan Semiconductor Manufacturing ADR* ...................     200,000       2,582,000
                                                                               -----------
UNITED KINGDOM -- 21.1%
   Barclays ..................................................      78,900       2,375,206
   BG Group ..................................................     350,000       1,324,686
   BG Group ADR ..............................................      15,000         279,750
   BP ........................................................     451,100       3,640,993
   Cadbury Schweppes .........................................     250,000       1,556,101
   Diageo ....................................................     200,000       1,996,754
   GlaxoSmithKline ...........................................     125,000       3,363,069
   HSBC Holdings (HKD)* ......................................     199,600       2,162,333
   Kingfisher ................................................     304,545       1,417,279
   Lloyds TSB Group ..........................................     200,000       2,018,568
   Rolls-Royce ...............................................     799,910       1,739,147
   Rolls-Royce ADR ...........................................      20,000         217,416
   Scottish Power ............................................     200,000       1,148,897
   Shell Transport & Trading .................................     300,000       2,246,894
   Vodafone Group ............................................     500,000       1,156,168
                                                                               -----------
                                                                                26,643,261
                                                                               -----------
   TOTAL FOREIGN COMMON STOCK
     (Cost $129,914,312) .....................................                 113,934,099
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------
COMMON STOCK -- 0.8%

                                                      Shares         Value
                                                      -------    -------------
UNITED STATES -- 0.8%
   Comverse Technology* (Cost $889,913) ........       50,000     $    940,500
                                                                  ------------

SHORT-TERM INVESTMENT -- 11.1%
                                                     Face
                                                    Amount
                                                 ------------
REPURCHASE AGREEMENT -- 11.1%
   JP Morgan Chase Securities, Inc.2.40%,
     dated 10/31/01, due 11/01/01, to be
     repurchased at $14,074,938,
     collateralized by $12,105,078 of
     various U.S. Treasury Obligations
     valued at $14,548,139 (Cost $14,074,000) .. $ 14,074,000       14,074,000
                                                                  ------------
   TOTAL INVESTMENTS -- 101.9%
     (Cost $144,878,226) (a) ...................                   128,948,599
                                                                  ------------

WRITTEN OPTIONS -- (0.2%)
                                                    Contracts
                                                    ----------
   Comverse Technology November 2001, 20 Call* ..        (500)         (52,500)
   Taiwan Semiconductor April 2002, 15 Call* ....      (1,500)        (225,000)
   Taiwan Semiconductor January 2002,
     17.5 Call* .................................        (500)         (22,500)
                                                                  ------------

   TOTAL WRITTEN OPTIONS
      (Premiums Received -$369,988) .............                     (300,000)
                                                                  ------------
   OTHER ASSETS AND LIABILITIES, NET -- (1.7%) ..                   (2,086,873)
                                                                  ------------
NET ASSETS CONSIST OF:
     Paid in Capital ............................                  156,028,830
     Undistributed Net Investment Income ........                      533,392
     Accumulated Net Realized Loss ..............                  (14,135,635)
     Net Unrealized Depreciation ................                  (15,864,861)
                                                                  ------------
     Total Net Assets -- 100.0% .................                 $126,561,726
                                                                  ============
     Institutional Class Shares:
     Shares Issued and Outstanding
        ($0.001 par value -- 25,000,000
           authorized) ..........................                   15,250,235

     Net Asset Value, Offering and Redemption
        Price Per Share .........................                        $8.30
                                                                         =====


  * Non-Income Producing Security
ADR American Depositary Receipt
HKD Hong Kong Dollar
(a) The cost for federal income tax purposes was $145,032,224. At October 31, 2001, net unrealized depreciation for all securities (excluding written options) based on tax cost was $16,083,625. This consisted of aggregate gross unrealized appreciation for all securities of $4,805,416 and aggregate gross unrealized depreciation for all securities of $20,889,041.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------
At October 31, 2001, sector diversification of the Portfolio was as follows (Unaudited):


                                                          % of                 Market
Sector Diversification                                 Net Assets               Value
----------------------                                 ----------           --------------
Aerospace/Defense .................................        1.5%             $    1,956,563
Airlines ..........................................        0.7                     926,383
Automotive ........................................        2.5                   3,183,605
Banks .............................................       17.7                  22,349,305
Building ..........................................        3.0                   3,778,173
Consumer Durables .................................        3.7                   4,697,106
Chemicals .........................................        2.9                   3,729,033
Diversified Manufacturing .........................        0.8                   1,000,588
Electrical Components & Equipment .................        7.0                   8,725,038
Food, Beverage & Tobacco ..........................        8.1                  10,282,187
Insurance .........................................        6.3                   7,919,993
Machinery .........................................        2.8                   3,582,370
Medical Products & Services .......................        6.7                   8,457,162
Metals ............................................        1.1                   1,381,255
Multimedia ........................................        0.5                     690,293
Office Equipment ..................................        1.4                   1,745,027
Petroleum & Fuel Products .........................       11.2                  14,117,694
Real Estate .......................................        1.5                   1,926,923
Semiconductors ....................................        2.0                   2,582,000
Telecommunications ................................        6.6                   8,366,043
Transportation ....................................        1.4                   1,747,478
Utilities .........................................        1.4                   1,730,380
                                                        ------                ------------
Total Foreign Common Stock & Common Stock .........       90.8                 114,874,599
Written Options ...................................       (0.2)                   (300,000)
Repurchase Agreement ..............................       11.1                  14,074,000
                                                        ------                ------------
Total Investments .................................      101.7                 128,648,599
Other Assets and Liabilities, Net  ................       (1.7)                 (2,086,873)
                                                        ------                ------------
Total Net Assets ..................................      100.0%               $126,561,726
                                                        ======                ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK -- 89.5%


                                                                   Shares         Value
                                                                  --------     -----------
AEROSPACE & DEFENSE -- 1.8%
   BE Aerospace* ............................................       30,000     $   243,600
                                                                               -----------
AIR TRANSPORTATION -- 1.0%
   Offshore Logistics* ......................................        7,000         139,650
                                                                               -----------
BANKS -- 6.9%
   Astoria Financial ........................................        4,450         231,800
   Bay View Capital* ........................................       20,000         140,600
   Hudson United Bancorp ....................................        5,610         145,804
   S&T Bancorp ..............................................       11,550         268,884
   Trustmark ................................................        6,400         153,344
                                                                               -----------
                                                                                   940,432
                                                                               -----------
BEAUTY PRODUCTS -- 2.7%
   Chattem* .................................................       15,000         240,000
   Playtex Products* ........................................       13,000         127,400
                                                                               -----------
                                                                                   367,400
                                                                               -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.4%
   Price Communications* ....................................       10,100         183,315
                                                                               -----------
CAR/EQUIPMENT RENTAL -- 0.6%
   Dollar Thrifty Automotive Group* .........................        6,450          75,787
                                                                               -----------
CERAMIC PRODUCTS -- 1.0%
   Dal-Tile International* ..................................        8,000         129,680
                                                                               -----------
CHEMICALS -- 3.4%
   Cytec Industries* ........................................       10,000         239,300
   Ferro ....................................................       10,000         220,000
                                                                               -----------
                                                                                   459,300
                                                                               -----------
COMPUTERS & SERVICES -- 7.5%
   Be Free* .................................................      274,100         389,222
   Clarus* ..................................................       40,000         132,400
   Hyperion Solutions* ......................................        9,000         135,000
   iGate Capital* ...........................................       90,000         252,000
   Predictive Systems* ......................................       40,000          51,200
   UBICS* ...................................................       10,000           6,500
   Verity* ..................................................        5,000          53,100
                                                                               -----------
                                                                                 1,019,422
                                                                               -----------
PHARMACEUTICALS -- 2.8%
   Scios* ...................................................       10,000         231,000
   Xoma* ....................................................       20,000         149,400
                                                                               -----------
                                                                                   380,400
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2001

--------------------------------------------------------------------------------
COMMON STOCK -- continued

                                                                  Shares          Value
                                                                ----------     -----------
ELECTRICAL SERVICES -- 6.3%
   Conectiv ..................................................      20,000     $   472,000
   Orion Power Holdings* .....................................       5,000         129,050
   Rare Medium Group* ........................................     700,000         259,000
                                                                               -----------
                                                                                   860,050
                                                                               -----------
ELECTRICAL TECHNOLOGY -- 0.9%
   C&D Technologies ..........................................       5,600         116,032
                                                                               -----------
ENERGY -- 8.5%
   Energen ...................................................      10,000         245,000
   New Jersey Resources ......................................       6,200         279,000
   Public Service of New Mexico ..............................      10,000         245,000
   RGS Energy Group ..........................................      10,000         383,500
                                                                               -----------
                                                                                 1,152,500
                                                                               -----------
ENGINEER SERVICES -- 2.5%
   McDermott International* ..................................      15,000         159,000
   Tetra Tech* ...............................................       7,000         181,160
                                                                               -----------
                                                                                   340,160
                                                                               -----------
HOME FURNISHINGS -- 1.5%
   Furniture Brands International* ...........................       8,200         196,882
                                                                               -----------
INSURANCE -- 2.2%
   AmerUs Group ..............................................      10,000         302,700
                                                                               -----------
INVESTMENT COMPANY -- 0.9%
   American Capital Strategies ...............................       4,900         121,373
                                                                               -----------
MACHINERY -- 5.8%
   Black & Decker ............................................      10,000         330,900
   Kadant* ...................................................      25,000         325,000
   Pentair ...................................................       4,200         133,350
                                                                               -----------
                                                                                   789,250
                                                                               -----------
MEDICAL PRODUCTS & SERVICES -- 4.5%
   Apria Healthcare Group* ...................................       6,000         138,000
   Gliatech* .................................................      50,000          33,500
   Laser Vision Centers* .....................................      12,400          28,272
   Myriad Genetics* ..........................................       5,000         230,000
   Owens & Minor .............................................      10,000         176,100
                                                                               -----------
                                                                                   605,872
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2001

--------------------------------------------------------------------------------
COMMON STOCK -- continued

                                                                   Shares         Value
                                                                  --------    -----------
METALS -- 1.1%
   Mueller Industries* ..........................................    5,300    $   153,435
                                                                              -----------
OIL EXPLORATION & PRODUCTION -- 4.9%
   CAL Dive International* ......................................    7,900        165,031
   Forest Oil* ..................................................    5,000        137,000
   Pogo Producing ...............................................    6,000        163,920
   Stone Energy* ................................................    5,000        197,750
                                                                              -----------
                                                                                  663,701
                                                                              -----------
RETAIL -- 14.4%
   American Eagle Outfitters* ...................................    5,000        137,000
   Applebees International ......................................   15,000        451,500
   Callaway Golf ................................................   20,000        285,800
   Christopher & Banks* .........................................    5,000        164,750
   Mortons Restaurant Group* ....................................   10,000        112,700
   Ross Stores ..................................................   10,000        313,000
   Ruddick ......................................................   10,100        154,025
   Wendy's International ........................................    7,600        199,880
   Whole Foods Market* ..........................................    3,950        137,263
                                                                              -----------
                                                                                1,955,918
                                                                              -----------
SEMICONDUCTORS -- 1.8%
   MRV Communications* ..........................................   10,000         43,400
   Rambus* ......................................................   25,000        203,250
                                                                              -----------
                                                                                  246,650
                                                                              -----------
TELEPHONES & TELECOMMUNICATION -- 3.0%
   Ibasis* ......................................................   45,000         38,250
   ITC Deltacom* ................................................   25,000         16,250
   WorldCom-MCI Group ...........................................   30,000        355,500
                                                                              -----------
                                                                                  410,000
                                                                              -----------
WHOLESALE -- 2.1%
   United Stationers* ...........................................   10,000        280,500
                                                                              -----------
   TOTAL COMMON STOCK
     (Cost $13,106,053) .........................................              12,134,009
                                                                              -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 2001

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 1.4%

                                                      Shares          Value
                                                   ----------     ------------
   meVC Draper Fisher Juvertson Fund I .........       20,000     $    185,000
                                                                  ------------
   TOTAL REGISTERED INVESTMENT COMPANY
      (Cost $192,564) ..........................                       185,000
                                                                  ------------

SHORT-TERM INVESTMENT -- 13.2%

                                                      Face
                                                     Amount
                                                   ----------

REPURCHASE AGREEMENT -- 13.2%

   JP Morgan Chase Securities, Inc. 2.40%,
      dated 10/31/01, due 11/01/01, to be
      repurchased at $1,796,120,
      collateralized by $1,544,744 of
      various U. S. Treasury Obligations,
      valued at $1,856,505 (Cost $1,796,000) ...   $1,796,000        1,796,000
                                                                  ------------
   TOTAL INVESTMENTS -- 104.1%
      (Cost $15,094,616)(a) ....................                    14,115,009
                                                                  ------------
   OTHER ASSETS AND LIABILITIES, NET -- (4.1%) .                      (561,316)
                                                                  ------------
NET ASSETS CONSIST OF:
   Paid in Capital .............................                    32,463,746
   Accumulated Net Realized Loss ...............                   (17,930,446)
   Net Unrealized Depreciation .................                      (979,607)
                                                                  ------------
   TOTAL NET ASSETS -- 100.0% ..................                  $ 13,553,693
                                                                  ============

   Institutional Class Shares:
   Shares Issued and Outstanding
     ($0.001 par value -- 25,000,000 authorized)                     2,040,149
   Net Asset Value, Offering and Redemption
     Price Per Share ...........................                         $6.64
                                                                         =====

  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $15,106,701. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $991,692. This consisted of aggregate gross unrealized appreciation for all securities of $1,347,778 and aggregate gross unrealized depreciation for all securities of $2,339,470.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 2001

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


Assets
Investments, at Cost ...................................................  $      5,084,419
                                                                          ================
Investments, at Value -- Note A ........................................   $     4,971,336
Receivable for Investments Sold ........................................         1,556,444
Dividends and Interest Receivable ......................................             2,074
Cash ...................................................................             1,257
Receivable for Portfolio Shares Sold ...................................               314
Prepaid Expenses .......................................................             3,048
                                                                          ----------------
   Total Assets ........................................................         6,534,473
                                                                          ----------------
Liabilities
Call Options Written, at Value (Premiums received -$24,359) ............            13,024
Payable for Investments Purchased ......................................         1,349,557
Payable for Investment Advisory Fees -- Note B .........................             2,199
Payable for Administrative Fees -- Note C ..............................             4,971
Payable for Directors' Fees -- Note E ..................................             1,527
Other Expenses .........................................................            20,962
                                                                          ----------------
   Total Liabilities ...................................................         1,392,240
                                                                          ----------------
Total Net Assets .......................................................  $      5,142,233
                                                                          ================
Net Assets Consist of:
Paid in Capital ........................................................  $      6,486,550
Accumulated Net Realized Loss ..........................................        (1,242,569)
Net Unrealized Depreciation ............................................          (101,748)
                                                                          ----------------
Total Net Assets .......................................................  $      5,142,233
                                                                          ================
Institutional Class Shares:
   Shares Issued and Outstanding
   ($0.001 par value -- 25,000,000 authorized) .........................           661,493
Net Asset Value, Offering and Redemption Price Per Share ...............             $7.77

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                  McKee                McKee                McKee
                                                 Domestic          International          Small Cap
                                                  Equity              Equity                Equity
                                                 Portfolio           Portfolio             Portfolio
                                               --------------      --------------       ---------------
Investment Income
Dividends...................................    $    144,040        $  2,599,240         $     171,901

Interest....................................          46,040             229,079                78,936
Less: Foreign Taxes Withheld................              --            (268,794)                   --
                                                -------------     ---------------       ---------------
   Total Income.............................         190,080           2,559,525               250,837
                                                -------------     ---------------       ---------------
Expenses
Investment Advisory Fees -- Note B..........          68,923             961,618               184,524
Administrative Fees -- Note C...............          76,478             193,471                77,548
Filing and Registration Fees................          14,001               8,500                 6,338
Audit Fees..................................          16,133              21,786                26,547
Printing Fees...............................          14,611              28,811                13,815
Directors' Fees -- Note E...................           4,289              11,275                 4,227
Shareholder Servicing Fees -- Note F........           7,984              27,012                 8,181
Legal Fees..................................           6,916              21,206                 6,862
Transfer Agent Fees and Expenses............           7,217              35,883                13,699
Custodian Fees..............................          10,256             107,823                 2,779
Other Expenses..............................           9,606              21,423                 8,725
                                                -------------     ---------------       ---------------
   Total Expenses...........................         236,414           1,438,808               353,245
Less:
Waiver of Investment Advisory
   Fees -- Note B...........................              --                  --               (29,163)
                                                -------------     ---------------       ---------------
   Net Expenses Before Expense Offset.......         236,414           1,438,808               324,082
Expense Offset -- Note A....................          (1,871)            (15,123)                 (927)
                                                -------------     ---------------       ---------------
   Net Expenses After Expense Offset........         234,543           1,423,685               323,155
                                                -------------     ---------------       ---------------
Net Investment Income (Loss)................         (44,463)          1,135,840               (72,318)
                                                -------------     ---------------       ---------------
Net Realized Loss on:
   Investments..............................      (1,169,408)        (13,900,907)           (3,565,028)
   Foreign Currency Transactions............              --            (339,167)                   --
                                                -------------     ---------------       ---------------
Net Realized Loss on Investments
   and Foreign Currency Transactions........      (1,169,408)        (14,240,074)           (3,565,028)
                                                -------------     ---------------       ---------------
Net Change in Unrealized Appreciation
   (Depreciation) on:
   Investments..............................        (228,267)        (17,110,002)             (742,514)
   Foreign Currency Transactions............              --              40,065                    --
                                                -------------     ---------------       ---------------
Net Change in Unrealized Appreciation
   (Depreciation)...........................        (228,267)        (17,069,937)             (742,514)
                                                -------------     ---------------       ---------------
Net Loss on Investments and
   Foreign Currency Transactions............      (1,397,675)        (31,310,011)           (4,307,542)
                                                -------------     ---------------       ---------------
Net Decrease in Net Assets
   Resulting from Operations................    $ (1,442,138)     $  (30,174,171)       $   (4,379,860)
                                                =============     ===============       ===============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                       Year                   Year
                                                       Ended                 Ended
                                                     October 31,           October 31,
                                                        2001                  2000
                                                   --------------        --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss.........................    $      (44,463)       $      (16,408)
   Net Realized Gain...........................        (1,169,408)            3,581,951
   (Loss)
   Net Change in Unrealized Appreciation.......          (228,267)           (3,774,923)
   (Depreciation)
                                                   --------------         -------------
   Net Decrease in Net Assets Resulting
     from Operations...........................        (1,442,138)             (209,380)
                                                   --------------         -------------
Distributions to Shareholders From:
   Net Investment Income.......................                --               (55,421)
   Net Realized Gain...........................        (3,473,234)           (3,277,245)
                                                   --------------         -------------
   Total Distributions.........................        (3,473,234)           (3,332,666)
                                                   --------------         -------------
Capital Share Transactions:
   Issued......................................           706,099             2,168,169
   In Lieu of Cash.............................         3,473,234             3,228,788
   Distributions
   Redeemed....................................       (23,597,724)          (14,365,632)
                                                   --------------         -------------
   Net Decrease from Capital
     Share Transactions........................       (19,418,391)           (8,968,675)
                                                   --------------         -------------
     Total Decrease............................       (24,333,763)          (12,510,721)
                                                   --------------         -------------
Net Assets:
   Beginning of Period.........................        29,475,996            41,986,717
                                                   --------------         -------------
   End of Period...............................    $    5,142,233         $  29,475,996
                                                   ==============         =============
Shares Issued and Redeemed:
   Issued......................................            83,692               196,813
   In Lieu of Cash.............................           439,650               293,260
   Distributions
   Redeemed....................................        (2,649,404)           (1,310,554)
                                                   --------------         -------------
   Net Decrease from
     Shares Issued and Redeemed................        (2,126,062)             (820,481)
                                                   ==============         =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                          Year                Year
                                                         Ended               Ended
                                                       October 31,         October 31,
                                                          2001                2000
                                                     --------------      --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ........................... $   1,135,840       $      685,613
   Net Realized Gain (Loss) ........................   (14,240,074)          25,997,840
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions .................   (17,069,937)         (30,013,088)
                                                     -------------       --------------
   Net Decrease in Net Assets Resulting
     from Operations ...............................   (30,174,171)          (3,329,635)
                                                     -------------       --------------
Distributions:
   Net Investment Income ...........................      (280,506)          (1,580,781)
   Net Realized Gain ...............................   (24,341,637)         (17,461,421)
                                                     -------------       --------------
   Total Distributions .............................   (24,622,143)         (19,042,202)
                                                     -------------       --------------
Capital Share Transactions:
   Issued ..........................................    20,727,877           50,920,263
   Redemption Fees -- Note J .......................        76,976              170,674
   In Lieu of Cash Distributions ...................    23,502,965           18,155,174
   Redeemed ........................................   (26,633,436)         (55,217,292)
                                                     -------------       --------------
   Net Increase from Capital Share .................
   Transactions ....................................    17,674,382           14,028,819
                                                     -------------       --------------
     Total Decrease ................................   (37,121,932)          (8,343,018)
                                                     -------------       --------------
Net Assets:
   Beginning of Period .............................   163,683,658          172,026,676
                                                     -------------       --------------
   End of Period (including undistributed
     net investment income of $533,393 and
     $18,166, respectively) ........................ $ 126,561,726       $  163,683,658
                                                     =============       ==============
Shares Issued and Redeemed:
   Issued ..........................................     2,404,744            3,594,743
   In Lieu of Cash Distributions ...................     2,330,212            1,323,892
   Redeemed ........................................    (2,762,599)          (3,891,871)
                                                     -------------       --------------
   Net Increase from Shares Issued and Redeemed ....     1,972,357            1,026,764
                                                     =============       ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   Year                 Year
                                                  Ended                Ended
                                                October 31,          October 31,
                                                   2001                 2000
                                               ------------         ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ......................  $    (72,318)        $   (125,706)
   Net Realized Loss ........................    (3,565,028)          (5,344,249)
   Net Change in Unrealized Appreciation
     (Depreciation) .........................      (742,514)           3,703,047
                                               ------------         ------------
   Net Decrease in Net Assets Resulting
     from Operations ........................    (4,379,860)          (1,766,908)
                                               ------------         ------------
Capital Share Transactions:
   Issued ...................................        96,330              129,263
   Redemption Fees -- Note J ................           169                   --
   Redeemed .................................   (15,848,651)         (46,239,980)
                                               ------------         ------------
   Net Decrease from Capital
     Share Transactions .....................   (15,752,152)         (46,110,717)
                                               ------------         ------------
     Total Decrease .........................   (20,132,012)         (47,877,625)
                                               ------------         ------------

Net Assets:
   Beginning of Period ......................    33,685,705           81,563,330
                                               ------------         ------------
   End of Period ............................  $ 13,553,693         $ 33,685,705
                                               ============         ============
Shares Issued and Redeemed:
   Issued ...................................        12,812               15,024
   Redeemed .................................    (2,166,977)          (5,464,181)
                                               ------------         ------------
   Net Decrease from
     Shares Issued and Redeemed .............    (2,154,165)          (5,449,157)
                                               ============         ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          Selected Per Share Data & Ratios
                                                            For a Share Outstanding Throughout Each Period

                                                                Years Ended October 31,
                                            --------------------------------------------------------------
                                               2001         2000         1999         1998         1997
                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value,
  Beginning of Period ..................... $    10.57   $    11.64   $    16.03   $    16.86   $    13.38
                                            ----------   ----------   ----------   ----------   ----------
Income from Investment
   Operations:
   Net Investment Income (Loss) ...........      (0.07)          --         0.06         0.08         0.10
   Net Realized and Unrealized
     Gain (Loss) ..........................      (0.72)       (0.10)        1.50         0.46         3.92
                                            ----------   ----------   ----------   ----------   ----------
   Total from Investment
     Operations ...........................      (0.79)       (0.10)        1.56         0.54         4.02
                                            ----------   ----------   ----------   ----------   ----------
Distributions:
  Net Investment Income ...................         --        (0.02)       (0.06)       (0.08)       (0.10)
  Net Realized Gain .......................      (2.01)       (0.95)       (5.89)       (1.29)       (0.44)
                                            ----------   ----------   ----------   ----------   ----------
    Total Distributions ...................      (2.01)       (0.97)       (5.95)       (1.37)       (0.54)
                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ............ $     7.77   $    10.57   $    11.64   $    16.03   $    16.86
                                            ==========   ==========   ==========   ==========   ==========
Total Return ..............................      (7.91)%      (1.24)%      13.76%        3.36%       30.96%
                                            ==========   ==========   ==========   ==========   ==========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..... $    5,142   $   29,476   $   41,987   $   49,387   $  107,389
Ratio of Expenses to Average Net Assets ...       2.23%        1.16%        1.05%        1.02%        0.94%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................      (0.42)%      (0.05)%       0.51%        0.46%        0.64%
Portfolio Turnover Rate ...................        181%          66%          93%          61%          47%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          Selected Per Share Data & Ratios
                                                            For a Share Outstanding Throughout Each Period

                                                                Years Ended October 31,
                                            --------------------------------------------------------------
                                               2001         2000         1999         1998         1997
                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value,
  Beginning of Period ..................... $    12.33   $   14.04    $    11.23   $    12.42   $    10.55
                                            ----------   ---------    ----------   ----------   ----------
Income from Investment
  Operations:
  Net Investment Income ...................       0.08        0.05          0.11         0.12         0.11
  Net Realized and Unrealized
    Gain (Loss) ...........................      (2.26)      (0.17)         3.20        (0.03)        2.01
                                            ----------   ----------   ----------   ----------   ----------
  Total from Investment Operations ........      (2.18)      (0.12)         3.31         0.09         2.12
                                            ----------   ----------   ----------   ----------   ----------
Redemption Fees ...........................       0.01        0.01            --           --           --
                                            ----------   ----------   ----------   ----------   ----------
Distributions:
  Net Investment Income ...................      (0.02)      (0.13)        (0.09)       (0.11)       (0.11)
  Net Realized Gain .......................      (1.84)      (1.47)        (0.41)       (1.17)       (0.14)
                                            ----------   ----------   ----------   ----------   ----------
    Total Distributions ...................      (1.86)      (1.60)        (0.50)       (1.28)       (0.25)
                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ............ $     8.30   $   12.33    $    14.04   $    11.23   $    12.42
                                            ==========   ==========   ==========   ==========   ==========
Total Return ..............................     (20.22)%     (1.69)%       30.33%        1.18%       20.31%
                                            ==========   ==========   ==========   ==========   ==========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..... $  126,562   $ 163,684    $  172,027   $  134,075   $  103,050
Ratio of Expenses to Average Net
  Assets ..................................       1.05%       1.02%         1.02%        1.00%        0.98%
Ratio of Net Investment Income to
  Average Net Assets ......................       0.83%       0.37%         1.05%        1.08%        0.95%
Portfolio Turnover Rate ...................         60%         60%           40%          20%          29%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   Selected Per Share Data & Ratios
                                     For a Share Outstanding Throughout Each Period

                                                                        November 4
                                     Year Ended October 31,              1997* to
                           -----------------------------------------    October 31,
                              2001           2000           1999           1998
                           -----------    -----------    -----------    -----------
Net Asset Value,
  Beginning of Period .... $      8.03    $      8.46    $      8.46    $     10.00
                           -----------    -----------    -----------    -----------
Income from Investment
  Operations:
  Net Investment Loss ....       (0.04)         (0.03)         (0.02)         (0.01)
  Net Realized and
    Unrealized Gain
    (Loss) ...............       (1.35)         (0.40)          0.09          (1.52)
                           -----------    -----------    -----------    -----------
Total from Investment
  Operations .............       (1.39)         (0.43)          0.07          (1.53)
                           -----------    -----------    -----------    -----------
Distributions:
  Net Realized Gain ......          --             --          (0.07)         (0.01)
                           -----------    -----------    -----------    -----------
Total Distributions ......          --             --          (0.07)         (0.01)
                           -----------    -----------    -----------    -----------
  Net Asset Value, End
    of Period ............ $      6.64    $      8.03    $      8.46    $      8.46
                           ===========    ===========    ===========    ===========
Total Return .............      (17.31)%+       (5.08)%+        0.81%        (15.36)%++
                           ===========    ===========    ===========    ===========

Ratios and Supplemental Data
Net Assets, End of
  Period (Thousands) ..... $    13,554    $    33,686    $    81,563    $    81,451
Ratio of Expenses to .....        1.76%          1.45%          1.26%          1.27%**
  Average Net Assets
Ratio of Net Investment
  Loss to Average
  Net Assets .............       (0.39)%        (0.57)%        (0.18)%        (0.12)%**
Portfolio Turnover Rate ..          72%           102%            53%             5%

 * Commencement of Operations
** Annualized
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ Total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified open-end management investment companies. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:

     McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

     McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.

     McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such options are traded. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollar quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, which approximates market value. The value of other assets and securities for which no quo-

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     tations are readily available are stated at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Foreign Currency Translation: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

          5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     For the year ended October 31, 2001, the following reclassifications were made to the Portfolios:

                           Undistributed Net Investment
                           Income/ Accumulated               Accumulated Net
McKee Portfolios           Net Investment Loss               Realized Gain (Loss)     Paid in Capital
----------------           ----------------------------      --------------------     ---------------
Domestic Equity                   $  44,463                      $    229                $(44,692)
International Equity               (340,108)                      340,108                      --
Small Cap Equity                     72,318                            --                 (72,318)

     7. Written Option Accounting Principles: When a covered put or call option is written in a Portfolio, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. When a Portfolio writes a covered option, securities equal in value to the exercise price are placed in a segregated account to collateralize the outstanding option.

     When a covered written call expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

     When a covered written put expires, or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain or loss on the option transaction and the liability related to such option is extinguished. When a put option is exercised, the Portfolio purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

     The Portfolios trade written option contracts with off-balance sheet risk in the normal course of their investment activities in order to manage exposure to market risks such as interest rates. The contractual amounts of these instruments represent the investment the Portfolios have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned

UAM FUNDS                                                McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets for custodian balance credits.

         9. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolios does not expect any material impact on results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), an affiliate of Old Mutual
(US) Holdings, Inc., (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.65%, 0.70% and 1.00% of average daily net assets for the McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Equity Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolios paid UAMFSI 0.093% for the International Equity and 0.073% for the Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios, an annual base fee of $72,500 per Portfolio and a fee based on the number of active shareholder accounts.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     For the five months ended March 31, 2001 UAMFSI earned the following amounts from the Portfolios and paid the following to SEI, UAMSSC and DST for their services:

                                              Portion       Portion      Portion
                          Administrative      Paid to       Paid to      Paid to
McKee Portfolios               Fees             SEI         UAMSSC         DST
----------------          --------------      -------       -------      -------
Domestic Equity .........     $41,926         $16,592       $3,669       $10,570
International Equity ....      90,438          22,546        4,325         6,890
Small Cap Equity ........      39,276          17,418        3,879         5,700

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolios pay the Administrator 0.093% for the International Equity Portfolio and 0.073% for the Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios and an annual base fee of $54,500. For the seven months ended October 31, 2001 the Administrator was paid $34,552, $103,033 and $38,272, for the Domestic Equity, International Equity and Small Cap Equity Portfolios, respectively.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center (PBHGSSC, formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, the Portfolios paid PBHGSSC $670, $20,813 and $1,921 for the Domestic Equity, International Equity and Small Cap Equity Portfolios, respectively.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolios.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

McKee Portfolios                                     Purchases         Sales
----------------                                    -----------     -----------
Domestic Equity ................................... $18,149,797     $37,554,358
International Equity ..............................  76,353,581      79,076,116
Small Cap Equity ..................................  12,400,371      29,020,007

     There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity, McKee International Equity or the McKee Small Cap Equity Portfolios.

     H. Written Options Transactions: Written option transactions entered into during the year ended October 31, 2001 are summarized as follows:

                                                          Domestic Equity Portfolio
                                               --------------------------------------------
                                                                                    Premium
                                               # of Contracts                        (000)
                                               --------------                      --------
Outstanding at October 31, 2000                      --                              $ --
Options written                                     838                               195
Options expired                                    (392)                              (98)
Options terminated in closing
   purchase transactions                           (366)                              (73)
                                                   ----                              ----
Outstanding at October 31, 2001                      80                              $ 24
                                                   ====                              ====

                                                      International Equity Portfolio
                                               --------------------------------------------
                                                                                    Premium
                                               # of Contracts                        (000)
                                               --------------                      --------
Outstanding at October 31, 2000                      --                              $ --
Options written                                   2,500                               370
                                                  -----                              ----
Outstanding at October 31, 2001                   2,500                              $370
                                                  =====                              ====

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made

UAM FUNDS                                                        McKEE PORTFOLIO

--------------------------------------------------------------------------------
solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the year ended October 31, 2001, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                         No. of           %
McKee Portfolios                                      Shareholders    Ownership
----------------                                      ------------    ---------
Domestic Equity .....................................       3            97%
International Equity ................................       3            56%
Small Cap Equity ....................................       2            52%

     At October 31, 2001, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     The McKee International Equity Portfolio and the McKee Small Cap Equity Portfolio each retain redemption fees of 1.00% on redemptions of capital shares held for less than 90 days. For the year ended October 31, 2001 there were $76,976 and $169 in redemption fees retained by the International Equity and Small Cap Equity Portfolios, respectively.

     At October 31, 2001, the Portfolios had capital loss carryovers as follows:

Fund                                    Amount            Expiration Date
----                                  ------------        ---------------
Domestic Equity                       $ 1,007,046              2009
International Equity                   13,981,637              2009
Small Cap Equity                       17,918,361            2007-2009

UAM FUNDS                                                        McKEE PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee Small Cap Equity Portfolio

In our opinion, the accompanying statements of net assets of McKee International Equity Portfolio and McKee Small Cap Equity Portfolio and statement of assets and liabilities, including the portfolio of investments, of McKee Domestic Equity Portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (three of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 14, 2001

UAM FUNDS                                                        McKEE PORTFOLIO

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

Each of the Portfolios designate the following amounts as long-term capital gain dividends for the purpose of the dividend paid deduction on their Federal income tax return:

                                                                       Long
McKee Portfolios                                                       Term
----------------                                                   ------------
Domestic Equity .................................................. $  3,298,995
International Equity .............................................  24,341,637

Foreign taxes during the fiscal year ended October 31, 2001 for the McKee International Equity Portfolio amounted to $268,794 and are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2001, which shareholders of the McKee International Equity Portfolio will receive in late January 2002. In addition, for the year ended October 31, 2001, gross income derived from sources within foreign countries amounted to $2,599,240 for the McKee International Equity Portfolio.

For the year ended October 31, 2001, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 81.3% for the McKee Domestic Equity Portfolio.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

James F. Orr, III                        Linda T. Gibson
Director, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Director                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Director                                 Treasurer

Philip D. English                        Suzan M. Barron
Director                                 Assistant Secretary

William A. Humenuk                       Molly S. Mugler
Director                                 Assistant Secretary

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
Funds Distributors, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                       -----------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied by
                                       a current prospectus.
                                       -----------------------------------------